Exhibit 99.1

Promissory Note
Wells Fargo Equipment Finance, Inc.
733 Marquette Avenue, Suite 700
MAC N9306-070
Minneapolis, MN 55402

Dated as of November 15, 2006

For value received, the undersigned, hereby promises to pay to the order of Wells Fargo Equipment Finance, Inc. (the “Lender”) at its office in Minneapolis, MN, or at such other place as may be designated from time to time by the holder hereof, the sum of $4,890,442.68 in installments according to the schedule set forth below; provided, however, that the undersigned and the Lender may agree to any other payment schedule, in which case any variations shall be set forth in the space provided for additional provisions. The first payment period shall begin on the 15th day of the month in which Lender disburses the loan proceeds if disbursement is made on or before the 15th day of such month, and the first payment period shall begin on the last day of such month if disbursement is made during the balance of such month. The first installment shall be payable on the first payment due date set forth below (which may be the same as the date the first payment period begins). Subsequent installments shall be payable on the first day of each payment period beginning after the first payment period. The undersigned agrees that the date the first payment period begins may be left blank when this Note is executed and hereby authorizes Lender to insert such date based upon the date the loan proceeds are disbursed.

PAYMENT SCHEDULE:

Date first payment period begins:	First payment due:
Number of Installments: 36	Amount of each installment: $135,845.63
Payment period: Monthly Principal amount of loan proceeds disbursed: $4,392,401.52	Annual Interest rate used in computing payment schedule: 7.11%

In addition to installment payments as set forth above, the undersigned agrees to pay Lender interim interest on the loan proceeds disbursed hereunder from the date of disbursement to the date the first payment period begins at the annual interest rate set forth above used in computing the payment schedule. Interim interest shall be due and payable on the date the first payment period begins.

If any installment is not paid when due, then in addition to any other remedy Lender may have hereunder, Lender may impose and, if imposed, the undersigned shall pay a late charge of 5% of the amount of the delinquent installment but in any event not more than permitted by applicable law. Payments thereafter received shall be applied first to delinquent installments and then to current installments.

This Note may be prepaid in whole at any time by paying to Lender the unpaid principal balance of this Note, determined by using the simple interest method at the rate set forth herein plus a prepayment premium in an amount equal to the greater of 2% or the amount determined in accordance with the following formula listed below, together with accrued but unpaid interest and late charges.

L =	(R-T) × P×D
360
L =	amounts payable to Lender as a prepayment premium
R =	the interest rate of United States Treasury instruments of similar duration as this Note as of the date the first payment period begins
T =	the interest rate of United States Treasury instruments of similar duration as this Note as of the prepayment date
P =	the amount of principal prepaid
D =	the number of days remaining until maturity of this Note as of the date of such prepayment

This Note may be prepaid in part but only as a result of a disposition of an item of collateral which secures this Note. The amount of such prepayment shall be the product of the unpaid principal balance of this Note determined in accordance with the preceding paragraph times a fraction, the numerator of which is the original advance made by the Lender with respect to the item of collateral in question and the denominator of which is the original principal balance of this Note with respect to the existing collateral securing this Note, together with accrued but unpaid interest multiplied by the same fraction, plus a prepayment premium equal to the percentage set forth in the preceding paragraph times the principal amount prepaid. Nothing contained in this paragraph shall be construed as an authorization by Lender to the undersigned to sell or otherwise dispose of an item of collateral which secures this Note. Such sale or disposition of an item of collateral by the undersigned shall be made solely in accordance with the terms of the security agreement or other agreement pursuant to which the undersigned pledged such item of collateral to Lender.

The undersigned may remit to Lender amounts in excess of an installment that is due hereunder and Lender shall apply such amount to the next maturing installment or installments. Payment of amounts in excess of the installment that is due or installments prior to the due date thereof shall not be treated as a prepayment or result in a change to either the total number of installments or the total sum of all installments payable under this Note.

THIS AGREEMENT INCLUDES THE TERMS ON THE ATTACHED PAGE(S).

IN WITNESS WHEREOF the Debtor has signed this Agreement as of the date first above written.

CIBER, Inc.
Debtor
/s/ David G. Durham
By	David G. Durham
SVP/CFO
Title

*PROMPPSND*

The following shall constitute an Event of Default hereunder: (a) failure to pay any installment hereunder when due; (b) the occurrence of an event of default as defined in any security agreement or mortgage securing this Note; (c) the commencement of any bankruptcy or insolvency proceedings by or against the undersigned or any guarantor of this Note; and (d) any indebtedness the undersigned may now or hereafter owe to Lender or any affiliate thereof shall be accelerated following a default thereunder or, if any such indebtedness is payable on demand, payment thereof shall be demanded. Upon the occurrence of an Event of Default, Lender may do any one or more of the following as it may elect: (i) upon written notice to the undersigned, declare the entire unpaid balance of the Note to be immediately due and payable, and the same (less unearned interest computed using a discount rate of 4% and the simple interest method as if this Note had been paid in full on the date it became due and payable) shall thereupon be and become immediately due and payable: (ii) exercise any one or more of the rights and remedies available to it under any security agreement or mortgage securing this Note or under any other agreement or by law.

The undersigned hereby waives presentment, notice of dishonor, and protest. The undersigned agrees to pay all costs of collection of this Note, including reasonable attorneys’ fees. The holder hereof may change the terms of payment of the Note by extension, renewal or otherwise, and release any security for, or party to, this Note and such action shall not release any accommodation maker, endorser, or guarantor from liability on this Note.

Notwithstanding anything to the contrary contained herein, if the rate of interest, late payment fee, prepayment premium or any other charges or fees due hereunder are determined by a court of competent jurisdiction to be usurious, then said interest rate, fees and/or charges shall be reduced to the maximum amount permissible under applicable law and any such excess amounts shall be applied towards the reduction of the principal balance of this Note.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the state of Minnesota without regard to conflicts of law rules. THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY MATTER UNDER OR IN CONNECTION WITH THIS NOTE.

If Debtor is not an individual, (i) the execution, delivery and performance of this Note has been duly authorized by all necessary action on the part of Debtor and will not violate any provision of Debtor’s governing documents; (ii) the person signing on behalf of Debtor is duly authorized; and (iii) this Note constitutes a legal, valid and binding obligation of Debtor.

If this Note is signed by more than one person as Debtor, then the term “Debtor” shall refer to each of them separately and to all of them jointly, and each such person shall be liable hereunder individually in full and jointly with the others.

Ver. 0906